Employment Agreement on Chief Financial Officer

Party A:	China Yida Holding Company
Official Representative:	Minhua Chen
Address:	Five Four Road, No. 111, Yifa Building, 28th Floor, Fuzhou, Fujian China

Party B:	Alfred Chung-Chieh Ying
Passport Number:	E1008960
Address:	Flat 53C, Tower 6, Harbour Green, 8 Sham Mong Street, Tai Kok Tsui, Kowloon, Hong Kong

      Party A has the intent to employ Party B as the Chief Financial Officer (“CFO”) for China Yida Holding Co., a publicly trading company in the U.S. (the “Company”).  Party B has agreed to accept this offer.

      In consideration of mutual promises, good faith and long-term cooperation, Party A and Party B (individually, “Party” and collectively, “Parties”), through friendly negotiation, hereby agree as follows:

1.           Term of Employment

Party A employs Party B as the CFO of the Company for a five-year term commencing on the signing of this Employment Agreement (the “Agreement”) by both Parties. The five-year term of employment is on a continuous basis and cannot be terminated without cause.

2.           Employment Salary

Within the term of employment, Party A shall pay Party B at a salary rate as follows:

       Party A shall pay Party B an annual salary equivalent to One Million RMB (¥1,000,000).

3.           Obligations of the Parties

       3.1                            Party A is obligated to

(i)     cooperate with and assist Party B with best efforts.  The specific terms of this obligation will be negotiated and agreed upon by the  Parties in a separate agreement,

(ii)     pay Party B salaries on a monthly basis pursuant to Section 2 of this Agreement, and

(iii)    keep all information related to this Agreement confidential.  Without the approval of Party B, Party A cannot disclose any information related to this Agreement to a third party.

       3.2                            Party B’s Obligations:

(i)      Within the term of the employment, Party B shall serve as the CFO of the Company, and shall not accept any offer for any position, part-time or full-time, from any companies, units, organizations, and operating entities.

(ii)     Party B shall comprehensively and timely perform his duties as the CFO of the Company in accordance with this Agreement.

                (iii)    Party B shall keep all information related to this Agreement confidential.  Without the approval of Party A, Party B cannot disclose any information related to this Agreement to a third party.

4.   Breach of Contract

In the event that any Party fails to fulfill the duties or improperly fulfills the duties in accordance with the terms of this Agreement, or violates any of the terms in this Agreement, the Party is considered to have breached this Agreement. The breaching Party shall be responsible for all actual damages caused to the other Party.

5.   Applicable Laws

This Agreement is bound by the laws of the People’s Republic of China.  In the event that the Parties cannot settle their disputes through negotiation, any Party can file lawsuits in the Intermediate People’s Court where Party A resides.

6.   Supplemental Provisions

        6.1 Any unsettled terms in this Agreement will be resolved by the Parties in a supplemental agreement. The supplementary agreement will become a part of this agreement.

6.2 This Agreement will be effective upon the signing of both Party A and Party B. This Agreement has two copies, with Party A and Party B each holding a copy.

Party A	Party B
Legal Representative:
(or Authorized person)	Signature:
Signature:

____________________________	_________________________
Date: September 16, 2008	Date: September 16, 2008

首席财务官（Chief Financial Officer）聘用协议

甲方：　　　　中国易达控股有限公司
法定代表人：陈锧华
地址：　　　　中国福建省福州市五四路 111 号宜发大厦 28 层

乙方：　应宗杰（Alfred Chung-Chieh Ying）
护照号：E1008960
地址：Flat 53C, Tower 6, Harbour Green, 8 Sham Mong Street, Tai Kok Tsui, Kowloon, HK

甲方有意愿聘请乙方担任美国上市公司 China Yida Holding 的全职首席财务官，乙方亦愿意担任此职务。甲、乙双方在平等自愿、诚实守信、互惠互利、长期合作的基础上，经友好协商，达成以下协议：

第一条　聘用期限

甲方愿意聘请乙方担任美国上市公司 China Yida Holding 的首席财务官，聘期五年，自本协议签字之日起计算。上述聘用期限应为连续期限，不得无故中断。

第二条　聘用报酬

在上述聘用期限内，甲方应向乙方支付如下报酬：

每年的年薪等值于一百万元人民币.

第三条 双方义务

3．1　甲方义务：
3.1.1 配合乙方工作，并为乙方提供必要的便利条件，具体条件由双方另行决定。
3.1.2 根据上述约定按月向乙方支付聘用报酬
3.1.3 甲方应承担相应保密义务，未经乙方许可，甲方不得向第三方披露本协议的相关信息。

3.2 乙方义务：
3.2.1 在上述聘用期限内，乙方应担任 China Yida Holding 的全职首席财务官，且不得接受其他公司、单位、社团及经营实体的聘用，担任其他任何全职或半职工作。
3.2.2 乙方应按照本协议的约定条件，全面、及时地履行本协议约定的首席财务